Exhibit 10.26

UNLIMITED CONTINUING GUARANTY

GUARANTY DATE
May 26, 2022

GUARANTOR INFORMATION JAW WILLIAM ROTH 3941 HIGH FOREST ROAD COLORADO SPRINGS, CO 80908	Type of Entity: Individual State of Organization/Formation: Colorado
BORROWER INFORMATION GA HIA, LLC 1830 JET STREAM DRIVE COLORADO SPRINGS, CO 80921	Type of Business Entity: Limited Liability Company State of Organization/Formation: Colorado

UNLIMITED CONTINUING GUARANTY. This Unlimited Continuing Guaranty will be referred to in this document as the “Guaranty.”

LENDER. “Lender” means Pinnacle Bank whose address is P.O. Box 430, 884 Elbert Street, Elberton, Georgia 30635, its successors and assigns.

BORROWER. “Borrower” means each party identified above to whom Lender has extended credit and financial accommodations.

GUARANTOR. “Guarantor” means the party identified above that is undertaking certain liabilities to the Lender, as specified herein.

OBLIGATIONS. “Obligations” means any and all indebtedness, obligations, undertakings, covenants, agreements, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

NOTICE TO GUARANTOR. Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the “Note”), and all agreements, instruments, and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the “Related Documents”).

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

UNLIMITED CONTINUING GUARANTY. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of all Obligations of the Borrower to the Lender (notwithstanding the fact that from time to time, such Obligations may be reduced and later increased, entirely extinguished and later reincurred, or there may be no indebtedness outstanding), however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, due or which may become due, absolute or contingent, primary or secondary, liquidated or unliquidated, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment, or otherwise, and including without limitation all loans, advances, indebtedness, and each and every other obligation arising under the Related Documents, and all agreements, instruments, and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, plus Expenses (as that term is defined below).

This Guaranty is an absolute, present, unconditional, and continuing guaranty of payment and performance that shall remain in full force and effect and shall continue in effect until the effective date of Guarantor’s written notice of termination; provided that this Guaranty shall continue in effect thereafter with respect to all guaranteed indebtedness in existence on the effective date of such termination (including all extensions and renewals thereof and all subsequent accruing interest and other charges thereon) until all such indebtedness shall be fully paid to Lender. The effective date of such notice from the Guarantor will be 30 days after the written communication from the Guarantor of such termination is delivered to the Lender, Delivery of this communication may be made by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, or like overnight courier service or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered, or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

To the extent permitted by law, if any settlement, discharge, payment, grant of security or transfer of property relating to discharging any duty or liability created under or guaranteed by this Guaranty is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors’ rights, Lender will be entitled to recover the value or amount of any such settlement, discharge, payment, grant of security or transfer of property from Guarantor as if such settlement, discharge, payment, grant of security or transfer of property had not occurred.

EXPENSES. Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys’ fees, all court costs, and expenses attributable thereto (the “Expenses”).

CONSENT. The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor, or surety, which settlement or compromise shall not affect the undersigned’s liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

REPRESENTATIONS. Guarantor represents and warrants that Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, and the status of Borrower’s performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as far as any such matters. Guarantor further represents and warrants that (i) neither this Guaranty nor any other Related Document to which Guarantor is a party will violate any provision of law, rule, or regulation, or any order of any court or other governmental agency to which Guarantor is subject, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor’s assets are bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement or instrument; and (ii) no action, approval, filing, or registration with any governmental public body or authority, nor the consent of any other person or entity, nor any other legal formality, is required in connection with the entering into, performance, or enforcement of this Guaranty, except such as have already been obtained or taken and with respect to which a copy or other satisfactory evidence has been provided to Lender.

SUBROGATION. Until the Obligations are irrevocably paid and discharged in full, Guarantor waives all rights of subrogation, reimbursement, indemnity, contribution, and any other right of recourse against or with respect to Borrower or any other person. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured.

GENERAL WAIVERS. Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any and all defenses that could be asserted by Borrower or Guarantor, including, but not limited to, any defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, Lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Further, Guarantor, to the extent permitted by law, waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor’s agreements in this Guaranty, to limit Guarantor’s liability under, or the enforcement of, this Guaranty, including all defenses of suretyship. Specifically, Guarantor also waives the right to require Lender, or other holder of the obligations hereby guaranteed, to: (a) take action against the Borrower or Guarantor as provided in O.C.G.A. § 10-7-24 as presently enacted, or hereinafter amended; or (b) obtain confirmation and approval of a foreclosure sale as provided in O.C.G.A. § 44-14-161 as presently enacted, or hereinafter amended, prior to Lender pursuing a deficiency judgment against Guarantor.

LENDER’S RIGHTS. Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender’s ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

SURVIVAL. This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns, and successors of the Guarantor.

ASSIGNABILITY. The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

RIGHT OF SET-OFF. To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor’s accounts or property which may be in Lender’s possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including, the garnishment of wages, to the extent permitted by law.

WAIVER OF JURY TRIAL. All parties to this Guaranty hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Guaranty or any other instrument, document or agreement executed or delivered in connection with this Guaranty or the Related Documents.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Georgia except to the extent that federal law controls.

HEADINGS AND GENDER. The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

JOINT AND SEVERAL LIABILITY. The liability of all parties obligated in any manner under this Guaranty shall be joint and several, to the extent of their respective obligations.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than 180 days after the end of each fiscal year, Guarantor’s balance sheet and income statement for the year end, prepared by Guarantor.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Guarantor’s balance sheet and profit and loss statement for the period ended, prepared by Guarantor in form satisfactory to Lender.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor’s Federal and other governmental tax returns, prepared by a professional accountant satisfactory to Lender.

Additional Requirements. Required financial information shall include updated personal financial statements on all guarantors. Failure to provide this information will constitute an Event of Default under the terms of the Promissory Note. If such event occurs, the Bank may at its option and after giving 10 days written notice of such default, increase the interest rate an additional 4.00%. At such time as the default is cured, the rate shall revert to the stated rate in the note. Borrower acknowledges that such increased rate is intended to compensate the Bank for the potentially higher credit risk and increased administrative costs associated with such failure to furnish timely financial information. The Bank’s failure to enforce this agreement for any reason does not constitute a waiver of its right to later require strict compliance with the terms of this agreement.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

ACKNOWLEDGMENT. Guarantor hereby acknowledges that: (a) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (b) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

THIS GUARANTY IS MADE, GIVEN, SIGNED, AND DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS GUARANTY IS AND SHALL HAVE THE EFFECT OF A SEALED INSTRUMENT UNDER LAW.

By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions. Signed and sealed by Guarantor(s).

MATTHEW R. CRADDOCK IRREVOCABLE TRUST

(Seal)

/s/ Jay William Roth 5-26-22
JAY WILLIAM ROTH Date
Individually

LENDER: Pinnacle Bank

(Seal)

By: Steve Taylor Date
Its: Vice President / Business Banker

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